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                                                          Exhibit 99.B(h)(4)(ii)

[ING FUNDS LOGO]


November 1, 2004


Nick Horvath
DST Systems, Inc.
333 West llth St., 5th Floor
Kansas City, Missouri 64105


Dear Mr. Horvath:

     Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to all series of ING Partners, Inc. (the "Funds"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Funds to the AMENDED AND RESTATED EXHIBIT A of the Agreement.

     Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Funds, by signing below.


                                                   Very sincerely,


                                                   /s/ James M. Hennessy
                                                   James M. Hennessy
                                                   President
                                                   ING Partners, Inc.


ACCEPTED AND AGREED TO:
DST Systems, Inc.

By:    /s/ Nick Horvath
       ---------------------------------------
Name:  Nick Horvath
       ---------------------------------------
Title: Director of Operations, Duly Authorized
       ---------------------------------------


7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000          ING Partners, Inc.
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

                         AMENDED AND RESTATED EXHIBIT A

                               WITH RESPECT TO THE

                                AGENCY AGREEMENT

                                     BETWEEN

                                    THE FUNDS

                                       AND

                                DST SYSTEMS, INC.

                                                        TYPE OF        STATE OF       TAXPAYER
TAXPAYER/FUND NAME                                   ORGANIZATION    ORGANIZATION     I.D. NO.
------------------                                   ------------    ------------     --------
ING CORPORATE LEADERS TRUST FUND                    Trust            New York        13-6061925

ING EQUITY TRUST                                    Business Trust   Massachusetts       N/A
  ING Convertible Fund                                                               33-0552461
  ING Disciplined LargeCap Fund                                                      06-1533751
  ING Equity and Bond Fund                                                           33-0552418
  ING Financial Services Fund                                                        95-4020286
  ING LargeCap Growth Fund                                                           33-0733557
  ING LargeCap Value Fund                                                            20-0437128
  ING MidCap Opportunities Fund                                                      06-1522344
  ING MidCap Value Fund                                                              86-1048451
  ING Principal Protection Fund                                                      86-1033467
  ING Principal Protection Fund II                                                   86-1039030
  ING Principal Protection Fund III                                                  86-1049217
  ING Principal Protection Fund IV                                                   82-0540557
  ING Principal Protection Fund V                                                    27-0019774
  ING Principal Protection Fund VI                                                   48-1284684
  ING Principal Protection Fund VII                                                  72-1553495
  ING Principal Protection Fund VIII                                                 47-0919259
  ING Principal Protection Fund IX                                                   20-0453800
  ING Principal Protection Fund X                                                    20-0584080
  ING Principal Protection Fund XI                                                   20-0639761
  ING Principal Protection Fund XII                                                  20-1420367
  ING Principal Protection Fund XIII                                                 20-1420401
  ING Principal Protection Fund XIV                                                  20-1420432
  ING Real Estate Fund                                                               43-1969240
  ING SmallCap Opportunities Fund                                                    04-2886856
  ING SmallCap Value Fund                                                            86-1048453

ING FUNDS TRUST                                     Statutory Trust  Delaware            N/A
  ING Classic Money Market Fund                                                      23-2978935
  ING GNMA Income Fund                                                               22-2013958
  ING High Yield Bond Fund                                                           23-2978938

                                                        TYPE OF        STATE OF       TAXPAYER
TAXPAYER/FUND NAME                                   ORGANIZATION    ORGANIZATION     I.D. NO.
------------------                                   ------------    ------------     --------
ING FUNDS TRUST (CONT.)
  ING Intermediate Bond Fund                                                         52-2125227
  ING Lexington Money Market Trust                                                   13-6766350
  ING Money Market Fund                                                              86-0955273
  ING National Tax-Exempt Bond Fund                                                  23-2978941

ING INVESTMENT FUNDS, INC.                          Corporation      Maryland            N/A
  ING MagnaCap Fund                                                                  22-1891924

ING INVESTORS TRUST                                 Business Trust   Massachusetts      N/A
  ING AIM Mid Cap Growth Portfolio                                                   13-3851354
  ING Alliance Mid Cap Growth Portfolio                                              51-0380290
  ING American Funds Growth Portfolio                                                55-0839555
  ING American Funds Growth-Income Portfolio                                         55-0839542
  ING American Funds International Portfolio                                         55-0839952
  ING Capital Guardian Large Cap Value Portfolio                                     23-3027332
  ING Capital Guardian Managed Global Portfolio                                      51-0377646
  ING Capital Guardian Small Cap Portfolio                                           13-3869101
  ING Developing World Portfolio                                                     52-2059121
  ING Eagle Asset Capital Appreciation Portfolio                                     13-3793993
  ING Evergreen Health Sciences Portfolio                                            20-0573913
  ING Evergreen Omega Portfolio                                                      20-0573935
  ING FMR(SM) Diversified Mid Cap Portfolio                                          25-6725709
  ING Goldman Sachs Tollkeeper(SM) Portfolio                                         23-3074142
  ING Hard Assets Portfolio                                                          95-6895627
  ING International Portfolio                                                        23-3074140
  ING Janus Special Equity Portfolio                                                 23-3054937
  ING Jennison Equity Opportunities Portfolio                                        13-6990661
  ING JPMorgan Small Cap Equity Portfolio                                            02-0558352
  ING Julius Baer Foreign Portfolio                                                  02-0558388
  ING Legg Mason Value Portfolio                                                     23-3054962
  ING LifeStyle Aggressive Growth Portfolio                                          20-0573999
  ING LifeStyle Growth Portfolio                                                     20-0573986
  ING LifeStyle Moderate Growth Portfolio                                            20-0573968
  ING LifeStyle Moderate Portfolio                                                   20-0573946
  ING Limited Maturity Bond Portfolio                                                95-6895624
  ING Liquid Assets Portfolio                                                        95-6891032
  ING Marsico Growth Portfolio                                                       51-0380299
  ING Mercury Focus Value Portfolio                                                  02-0558367
  ING Mercury Large Cap Growth Portfolio                                             02-0558346
  ING MFS Mid Cap Growth Portfolio                                                   51-0380288
  ING MFS Total Return Portfolio                                                     51-0380289
  ING Oppenheimer Main Street Portfolio(R)                                           51-0380300

                                                        TYPE OF        STATE OF       TAXPAYER
TAXPAYER/FUND NAME                                   ORGANIZATION    ORGANIZATION     I.D. NO.
------------------                                   ------------    ------------     --------
ING INVESTORS TRUST (CONT.)
  ING PIMCO Core Bond Portfolio                                                      51-0380301
  ING PIMCO High Yield Portfolio                                                     02-0558398
  ING Salomon Brothers All Cap Portfolio                                             23-0326348
  ING Salomon Brothers Investors Portfolio                                           23-3027331
  ING Stock Index Portfolio                                                          55-0839540
  ING T. Rowe Price Capital Appreciation Portfolio                                   95-6895626
  ING T. Rowe Price Equity Income Portfolio                                          95-6895630
  ING UBS U.S. Balanced Portfolio                                                    23-3054961
  ING Van Kampen Equity Growth Portfolio                                             02-0558376
  ING Van Kampen Global Franchise Portfolio                                          02-0558382
  ING Van Kampen Growth and Income Portfolio                                         13-3729210
  ING Van Kampen Real Estate Portfolio                                               95-6895628

ING MAYFLOWER TRUST                                 Business Trust   Massachusetts       N/A
  ING International Value Fund                                                       06-1472910

ING MUTUAL FUNDS                                    Statutory Trust  Delaware            N/A
  ING Emerging Countries Fund                                                        33-0635177
  ING Foreign Fund                                                                   72-1563685
  ING Global Equity Dividend Fund                                                    55-0839557
  ING Global Real Estate Fund                                                        86-1028620
  ING International Fund                                                             22-3278095
  ING International SmallCap Growth Fund                                             33-0591838
  ING Precious Metals Fund                                                           13-2855309
  ING Russia Fund                                                                    22-3430284
  ING Worldwide Growth Fund                                                          33-0552475

ING PARTNERS, INC.                                  Corporation      Maryland            N/A
  ING Aeltus Enhanced Index Portfolio                                                52-2354152
  ING Alger Aggressive Growth Portfolio                                              52-2354156
  ING Alger Capital Appreciation Portfolio                                           51-0457738
  ING Alger Growth Portfolio                                                         52-2354143
  ING American Century Small Cap Value Portfolio                                     45-0467862
  ING Baron Small Cap Growth Portfolio                                               75-3023525
  ING Fidelity(R) VIP Contrafund(R) Portfolio                                        20-1351800
  ING Fidelity(R) VIP Equity Income Portfolio                                        20-1352142
  ING Fidelity(R) VIP Growth Portfolio                                               20-1352125
  ING Fidelity(R) VIP Mid Cap Portfolio                                              20-1352148
  ING Goldman Sachs(R) Capital Growth Portfolio                                      52-2354149
  ING Goldman Sachs(R) Core Equity Portfolio                                         51-0457737
  ING JPMorgan Fleming International Portfolio                                       06-1496079

                                                        TYPE OF        STATE OF       TAXPAYER
TAXPAYER/FUND NAME                                   ORGANIZATION    ORGANIZATION     I.D. NO.
------------------                                   ------------    ------------     --------
ING PARTNERS, INC. (CONT.)
  ING JPMorgan Mid Cap Value Portfolio                                               75-3023510
  ING MFS Capital Opportunities Portfolio                                            06-1496058
  ING MFS Global Growth Portfolio                                                    75-3023503
  ING OpCap Balanced Value Portfolio                                                 52-2354147
  ING Oppenheimer Strategic Income Portfolio                                         20-1544721
  ING PIMCO Total Return Portfolio                                                   75-3023517
  ING Salomon Brothers Aggressive Growth
  Portfolio                                                                          06-1496052
  ING Salomon Brothers Fundamental Value
  Portfolio                                                                          52-2354160
  ING Salomon Brothers Investors Value Portfolio                                     52-2354157
  ING T. Rowe Price Growth Equity Portfolio                                          06-1496081
  ING UBS U.S. Allocation Portfolio                                                  52-2354153
  ING UBS U.S. Large Cap Equity Portfolio                                            06-1496055
  ING Van Kampen Comstock Portfolio                                                  75-3023521

ING PRIME RATE TRUST                                Business Trust   Massachusetts   95-6874587

ING SENIOR INCOME FUND                              Statutory Trust  Delaware        86-1011668

ING VARIABLE INSURANCE TRUST                        Statutory Trust  Delaware            N/A
  ING GET U.S. Core Portfolio - Series 1                                             43-2007006
  ING GET U.S. Core Portfolio - Series 2                                             41-2107140
  ING GET U.S. Core Portfolio - Series 3                                             32-0090501
  ING GET U.S. Core Portfolio - Series 4                                             32-0090502
  ING GET U.S. Core Portfolio - Series 5                                             32-0090504
  ING GET U.S. Core Portfolio - Series 6                                             32-0090505
  ING GET U.S. Core Portfolio - Series 7                                             83-0403223
  ING GET U.S. Core Portfolio - Series 8                                             20-1420513
  ING GET U.S. Core Portfolio - Series 9                                             20-1420578
  ING GET U.S. Opportunity Portfolio - Series 1                                      43-2007032
  ING GET U.S. Opportunity Portfolio - Series 2                                          TBD
  ING VP Worldwide Growth Portfolio                                                  25-6705433

ING VARIABLE PRODUCTS TRUST                         Business Trust   Massachusetts       N/A
  ING VP Convertible Portfolio                                                       86-1028318
  ING VP Disciplined LargeCap Fund                                                   06-6397003
  ING VP Financial Services Portfolio                                                86-1028316
  ING VP High Yield Bond Portfolio                                                   06-6396995
  ING VP International Value Portfolio                                               06-6453493
  ING VP LargeCap Growth Portfolio                                                   86-1028309

                                                        TYPE OF        STATE OF       TAXPAYER
TAXPAYER/FUND NAME                                   ORGANIZATION    ORGANIZATION     I.D. NO.
------------------                                   ------------    ------------     --------
ING VARIABLE PRODUCTS TRUST (CONT.)
  ING VP MagnaCap Portfolio                                                          06-6493762
  ING VP MidCap Opportunities Portfolio                                              06-6493760
  ING VP Real Estate Portfolio                                                       20-0453833
  ING VP SmallCap Opportunities Portfolio                                            06-6397002

ING VP EMERGING MARKETS FUND, INC.                  Corporation      Maryland        06-1287459

ING VP NATURAL RESOURCES TRUST                      Business Trust   Massachusetts   22-2932678

USLICO SERIES FUND                                  Business Trust   Massachusetts       N/A
  The Asset Allocation Portfolio                                                     54-1499147
  The Bond Portfolio                                                                 54-1499901
  The Money Market Portfolio                                                         54-1499149
  The Stock Portfolio                                                                54-1499398


Last Approved: September 2, 2004

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